Exhibit 10.22.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS [***].

Second Amendment

This Second Amendment (this “Second Amendment”) is entered into as of October 27th, 2025, by and between (i) Galera Therapeutics, Inc., a corporation duly incorporated under the laws of Delaware, and its Affiliate, Galera Labs, LLC, a Missouri limited liability company (collectively, “Seller”), and (ii) Biossil Inc., a corporation duly incorporated under the laws of Canada (“Buyer”). Hereinafter, “Parties” shall mean Seller and Buyer together, and “Party” shall mean either Seller or Buyer, as the context requires.

WHEREAS:

The Parties are parties to that certain Asset Purchase and Sale Agreement dated October 15th, 2025 (the “APA”).

The Parties are parties to that certain amendment to the APA dated October 20th, 2025 (the “First Amendment”).

The Parties now desire to further amend the APA for the limited purpose of supplementing Schedule 1.1(b) (Assumed Contracts) to [***].

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the APA.

1.
Amendments to the APA

Schedule 1.1(b) (Assumed Contracts) is amended by [***], effective as of the date of this Second Amendment: [***]

2.
Continuing Effect of the APA

Except as expressly amended by this Second Amendment, all other terms, provisions, rights, and obligations of the APA shall remain in full force and effect and are hereby ratified and confirmed. In the event of any conflict between this Second Amendment and the APA, this Second Amendment shall control.

3.
Counterparts

This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery by electronic signature or PDF shall have the same force and effect as delivery of an original signed copy.

4928-3953-5991v.2

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first above written.

SELLER:

GALERA THERAPEUTICS, INC.

By: /s/ J. Mel Sorensen

Name: J. Mel Sorensen

Title: President & CEO

GALERA LABS, LLC.

By: Galera Therapeutics, Inc., its Sole Member

By: /s/ J. Mel Sorensen

Name: J. Mel Sorensen

Title: President & CEO

BUYER:

BIOSSIL INC.

By: /s/ Anthony Mouchantaf

Name: Anthony Mouchantaf

Title: Chief Executive Officer

[Signature page to Second Amendment]